SOVEREIGN CHIEF VENTURES LTD.
333 Cedar Street, Suite 300
Abilene, Texas 79601

NOTICE OF ANNUAL GENERAL MEETING

NOTICE IS HEREBY GIVEN THAT the annual general meeting of the members of Sovereign Chief Ventures Ltd. (the "Company") will be held at 595 Howe Street, 10th Floor, Vancouver, British Columbia, on June 17, 2002, at the hour of 2:00 P.M., Vancouver time, for the following purposes:

1.
To receive and consider the report of the directors to the members and the financial statements of the Company together with the auditor's report thereon for the financial year ended December 31, 2001.

2.	To fix the number of directors at five.

3.	To elect directors for the ensuing year.

4.	To appoint the auditor for the ensuing year.

5.	To authorize the directors to fix the remuneration to be paid to the auditor.

6.
To authorize the directors in their discretion to amend stock options granted to insiders, subject to regulatory approvals, as more fully set forth in the information circular accompanying this notice.

7.	To transact such further or other business as may properly come before the meeting and any adjournments thereof.

The accompanying information circular provides additional information relating to the matters to be dealt with at the meeting and is deemed to form part of this notice.

If you are unable to attend the meeting in person, please complete, sign and date the enclosed form of proxy and return the same in the enclosed return envelope provided for that purpose within the time and to the location set out in the form of proxy accompanying this notice.

DATED this 8th day of May, 2002.

BY ORDER OF THE BOARD

                            "Bill O. Wood"
Bill O. Wood, President

SOVEREIGN CHIEF VENTURES LTD.
333 CEDAR STREET, SUITE 300
ABILENE, TEXAS 79601

INFORMATION CIRCULAR

(As at May 1, 2002, except as indicated)

This information circular is furnished in connection with the solicitation of proxies by the management of Sovereign Chief Ventures Ltd. (the "Company") for use at the annual general meeting of the Company to be held on June 17, 2002 and at any adjournments thereof. Unless the context otherwise requires, references to the Company include the Company and its subsidiaries. The solicitation will be conducted by mail and may be supplemented by telephone or other personal contact to be made without special compensation by officers and employees of the Company. The cost of solicitation will be borne by the Company.

APPOINTMENT OF PROXYHOLDER

A duly completed form of proxy will constitute the person(s) named in the enclosed form of proxy as the shareholder's proxyholder. The persons whose names are printed in the enclosed form of proxy for the Meeting are officers or Directors of the Company (the "Management Proxyholders").

A shareholder has the right to appoint a person other than a Management Proxyholder, to represent the shareholder at the Meeting by striking out the names of the Management Proxyholders and by inserting the desired person's name in the blank space provided or by executing a proxy in a form similar to the enclosed form. A proxyholder need not be a shareholder.

VOTING BY PROXY

Common shares of the Company (the "Shares") represented by properly executed proxies in the accompanying form will be voted or withheld from voting on each respective matter in accordance with the instructions of the member (the "shareholder") on any ballot that may be called for.

If no choice is specified and one of the Management Proxyholders is appointed by a shareholder as proxyholder, such person will vote in favour of the matters proposed at the Meeting and for all other matters proposed by management at the Meeting.

The enclosed form of proxy also confers discretionary authority upon the person named therein as proxyholder with respect to amendments or variations to matters identified in the Notice of the Meeting and with respect to other matters which may properly come before the Meeting. At the date of this Information Circular, management of the Company knows of no such amendments, variations or other matters to come before the Meeting.

COMPLETION AND RETURN OF PROXY

Completed forms of proxy must be deposited at the office of the Company's registrar and transfer agent, Pacific Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 3B8, not later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting, unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

NON-REGISTERED HOLDERS

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders of the Company are "non-registered" shareholders because the Shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the Shares. More particularly, a person is not a registered shareholder in respect of Shares which are held on behalf of that person (the "Non-Registered Holder") but which are registered either: (a) in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP's, RRIFs, RESPs and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited ("CDS")) of which the Intermediary is a participant. In accordance with the requirements of National Policy Statement No. 41 of the Canadian Securities Administrators, the Company has distributed copies of the Notice of Meeting, this Information Circular and the Proxy (collectively, the "Meeting Materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)
be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deliver it to Pacific Corporate Trust Company as provided above; or

(b)
more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a "proxy authorization form") which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of the one page pre-printed form, the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Shares which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the Management Proxyholders and insert the Non-Registered Holder's name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

REVOCABILITY OF PROXY

Any registered shareholder who has returned a proxy may revoke it at any time before it has been exercised. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing, including a proxy bearing a later date, executed by the registered shareholder or by his attorney authorized in writing or, if the registered shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. The instrument revoking the proxy must be deposited at the registered office of the Company, at any time up to and including the last business day preceding the date of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Only registered shareholders have the right to revoke a proxy. Non-Registered Holders who wish to change their vote must, at least 7 days before the Meeting, arrange for their respective Intermediaries to revoke the proxy on their behalf.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Company is authorized to issue 100,000,000 common shares without par value (the "common shares"), of which 16,250,302 common shares are issued and outstanding. The holders of common shares are entitled to one vote for each common share held. Holders of common shares of record at the close of business on May 13, 2002 will be entitled to receive notice of and vote at the meeting. The Company has only one class of shares.

To the knowledge of the directors and senior officers of the Company, no person beneficially owns, directly or indirectly, or exercises control or direction over shares carrying more than 10% of the voting rights attached to all shares of the Company except the following:

Name	No. of Common Shares Owned or Controlled	Percentage of Outstanding Common Shares
CDS & Co. (NCI)	6,949,134(1)	42.7%
Bill O. Wood	2,353,347	14.5%

(1) The Company does not know the beneficial holders of shares so registered.

ELECTION OF DIRECTORS

The directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed. In the absence of instructions to the contrary, the enclosed proxy will be voted for the nominees herein listed.

Member approval will be sought to fix the number of directors of the Company at four.

The Company has an audit committee. Members of this committee are as set out below.

Management of the Company proposes to nominate each of the following persons for election as a director. Information concerning such persons, as furnished by the individual nominees, is as follows:

Name, Municipality of Residence and Position	Principal Occupation or employment and, if not a previously elected director, occupation during the past 5 years	Previous Service as a Director	Number of Common Shares beneficially owned or, directly or indirectly, Controlled(2)
Bill O. Wood(1) Abilene Texas President and Director	Self employed oil and gas businessman	Since March 31, 2000	2,353,347
Brian C. Irwin(1) Vancouver, British Columbia Director	Lawyer, Partner DuMoulin Black	Since October 16, 2000	10,000
Alfred E. Turton(1) Vancouver, British Columbia Director	Self employed investor; Cofounder of Canaccord Capital Corporation	Since January 31, 2002	270,000
Bill D. Saxon Dallas, Texas Director	Self employed investor	None	Nil
Larry Van Hatten Vancouver, British Columbia Director	Chartered Accountant, Ellis Foster	None	Nil

(1)	Member of the audit committee.
(2)
Shares beneficially owned, directly or indirectly, or over which control or direction is exercised, as at May 1, 2002, based upon information furnished to the Company by individual directors. Unless otherwise indicated, such shares are held directly.

EXECUTIVE COMPENSATION

The following table (presented in accordance with the rules ("the Rules") made under the Securities Act (British Columbia)) sets forth all annual and long term compensation for services in all capacities to the Company and its subsidiaries for the three most recently completed financial years (to the extent required by the Rules) in respect of each of the individuals comprised of the Chief Executive Officer as at December 31, 2001 and the other four most highly compensated executive officers of the Company as at December 31, 2001 whose individual total compensation for the most recently completed financial year exceeded $100,000 and any individual who would have satisfied these criteria but for the fact that individual was not serving as such an officer at the end of the most recently completed financial year (collectively the "Named Executive Officers").

Summary Compensation Table

Name and Principal Position	Fiscal Year	Annual Compensation			Long Term Compensation			All other Compensa- tion ($)
		Salary ($)	- Bonus - Compensation ($)	Other Annual ($)	Awards		Payouts
					Securities Under Options granted (#)	Restricted Shares or Restricted Share Units ($)	LTIP Payouts ($)
Bill O. Wood(1) President & CEO	2001 2000	180,000 67,500	Nil Nil	Nil Nil	146,000 200,000	Nil Nil	Nil Nil	Nil Nil
Kathrine L. MacDonald‚(2) President & CEO	2000 1999	36,000(3) 30,000	Nil Nil	Nil Nil	110,000 Nil	Nil Nil	Nil Nil	Nil Nil

(1)	Mr. Wood became President and CEO June 2, 2000.
(2)	Ms. MacDonald resigned as President and CEO June 2, 2000.
(3)	$30,000 was paid to a company owned by Ms. MacDonald

Long Term Incentive Plan (LTIP) Awards

The Company does not have a LTIP, pursuant to which cash or non-cash compensation intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Company's securities) was paid.

Option Grants during the most recently completed Financial Year

The following table (presented in accordance with the Rules) sets forth stock options granted under the Company's Stock Option Plan ("the Stock Option Plan") or otherwise during the most recently completed financial year to each of the Named Executive Officers.

Name	Securities Under Options Granted(1) (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price(2) ($/Security)	Market Value of Securities Underlying Options on Date of Grant ($/Security)	Expiration Date
Bill O. Wood	146,000	100%	$0.90	$0.90	May 17, 2006

(1)	The options generally become exercisable on the date of grant.
(2)
The exercise price of stock options is determined by the Board of Directors but shall in no event be less than the closing price of the common shares of the Company on the TSX Venture Exchange on the day preceding grant of the option, less the maximum discount permitted under the regulations of such stock exchanges or such other price as may be agreed to by the Company and approved by such stock exchange.

Aggregated Options Exercised in Last Financial Year and Financial Year-End Option Values

The Named Executive Officers did not exercise any options in respect of the Company's shares during the most recently completed financial year.

Termination of Employment, Changes in Responsibility and Employment Contracts:

The Company and its subsidiaries have no employment contracts with any Named Executive Officer.

The Company and its subsidiaries have no compensatory plan or arrangement in respect of compensation received or that may be received by the Named Executive Officers in the Company's most recently completed or current financial year to compensate such executive officers in the event of the termination of employment (resignation, retirement, change of control) or in the event of a change in responsibilities following a change in control, where in respect of the Named Executive Officer the value of such compensation exceeds $100,000.

Compensation of Directors

The Company has no arrangements, standard or otherwise, pursuant to which directors are compensated by the Company or its subsidiaries for their services in their capacity as directors, or for committee participation, involvement in special assignments or for services as consultant or expert during the most recently completed financial year or subsequently, up to and including the date of this information circular.

The Company does not have a formalized stock option plan for the granting of incentive stock options to the officers, employees and directors. However, the Company did grant stock options to the directors during the most recently completed financial year. The purpose of granting such options is to assist the Company in compensating, attracting, retaining and motivating the directors of the Company and to closely align the personal interests of such persons to that of the shareholders.

The following table sets forth information concerning individual grants of options to purchase securities of the Company made during the most recently completed financial year to the directors of the company (excluding the Named Executive Officers):

Name of Director and Position as at Financial Year-End	Securities Under Options Granted (#)(1)	Exercise or Base Price ($/Securities)(2)	Market Value of Securities Underlying Options on the Date of Grant ($/Security)	Date of Grant	Expiration Date
Brian C. Irwin Director	50,000	$0.90	$0.90	May 17, 2001	May 17, 2006

(1)	The options generally become exercisable on the date of grant.
(2)
The exercise price of stock options is determined by the Board of Directors but shall in no event be less than the closing price of the common shares of the Company on the TSX Venture Exchange on the day preceding grant of the option.

Table of Option Repricings(1)

The following table sets forth information concerning repricing of options to purchase securities of the Company during the most recently completed financial year to each of the directors.

Name	Date of Repricing	Securities Under Options Repriced (#)	Market Price of Securities at Time of Repricing ($/Security)	Exercise Price at Time of Repricing ($/Security)	New Exercise Price ($/Security)	Length of Original Option Term Remaining at Date of Repricing
Bill O. Wood	May 14, 2001	200,000	$0.90	$3.65	$0.90	October 16, 2005
Brian C. Irwin	May 14, 2001	100,000	$0.90	$3.65	$0.90	October 16, 2005
Kathrine L. MacDonald	May 14, 2001	110,000	$0.90	$3.65	$0.90	October 16, 2005

(1)	Options were repriced to reflect current market prices at the time of repricing.

INDEBTEDNESS TO COMPANY OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

There is no indebtedness of any director, executive officer, senior officer, proposed nominee for election as a director or associate of them, to or guaranteed or supported by the Company or any of its subsidiaries either pursuant to an employee stock purchase program of the Company or otherwise, during the most recently completed financial year.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

No insider or proposed nominee for election as a director of the Company and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company's last completed financial year or in any proposed transaction which in either such case has materially affected or will materially affect the Company except as follows:

On November 5, 2001, the Company entered into a letter agreement with Corinthian Energy Corp., a company of which Bill Wood, President of the Company, is an insider. Under the letter agreement Corinthian granted to the Company the right to acquire up to 75% of Corinthian's interest in the XX Ranch Project. The Company subsequently exercised its right and acquired a 50% working interest in the Project.

The cost to the Company for the 50% working interest was US$150,000 which represented the Company's share of Corinthian's legal, lease and filing costs incurred in connection with the acquisition and the Company's share of the cost of drilling the initial well on the Project. Corinthian received no premium in relation to the Company's acquisition. Notice of the transaction was accepted by the TSX Venture Exchange on December 11, 2001.

APPOINTMENT OF AUDITOR

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the appointment of Bedford Curry & Co., Chartered Accountants, of 1281 Georgia Street West, Suite 801, Vancouver, British Columbia, V6E 3J7, as the auditor of the Company to hold office for the ensuing year at a remuneration to be fixed by the directors.

MANAGEMENT CONTRACTS

No management functions of the Company are performed to any substantial degree by a person other than the directors or senior officers of the Company. During the year ended December 31, 2000, the Company paid $30,000 to Dimac Capital, a company controlled by Kathrine L. MacDonald, for management and administrative services.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set out herein, no director or senior officer of the Company or any proposed nominee of management of the Company for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial interest, direct or indirect, by way of beneficial ownership or otherwise, in matters to be acted upon at the meeting.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

(a)	Stock Options

During the next year, the Company may grant additional stock options, subject to all necessary regulatory approvals. Under the current policy of the TSX Venture Exchange, member approval is not required for the grant of stock options if granted in accordance with the policy. However, such policy requires that any decrease in the exercise price of stock options held by insiders be approved by a majority of the members at the Meeting, excluding insiders and their associates (the "disinterested members"). Therefore, the disinterested members at the Meeting will be asked to authorize the directors in their discretion to amend stock options granted to insiders, subject to all necessary regulatory approvals.

For the purposes hereof, an "insider" is a director or senior officer of the Company, a director or senior officer of a company that is itself an insider or subsidiary of the Company, or a person whose control, or direct or indirect beneficial ownership, or a combination thereof, over securities of the Company extends to securities carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities.

The number of shares under option from time to time and the exercise prices of such options, and any amendments thereto, will be and have been determined by the Directors in accordance with the policies of the TSX Venture Exchange.

(b)	Other Matters

Management of the Company is not aware of any other matter to come before the meeting other than as set forth in the notice of meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

DATED this 8th day of May, 2002.

BY ORDER OF THE BOARD

                          /s/ Bill O. Wood
Bill O. Wood, President

Proxy

GENERAL MEETING OF SHAREHOLDERS OF

SOVEREIGN CHIEF VENTURES LTD.
(Name of Company)

TO BE HELD AT 595 Howe Street, 10th Floor, Vancouver, British Columbia
(Location of Meeting)

ON Monday, June 17, 2002, AT 2:00 PM
(Day of week) (Month/day) (Year) (Time of Meeting)

The undersigned member ("Registered Shareholder") of the Company hereby appoints, Bill O. Wood, a Director of the Company, or failing this person, Brian C. Irwin, a Director of the Company, or in the place of the foregoing, ______________________ *(print the name)*, as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER SIGN HERE: ______________________

DATE SIGNED: ______________________

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

	For	Against	Withhold
1. Appointment of Bedford Curry & Co. as auditors of the Company			
2. To authorize the Directors to fix the Auditors' remuneration			
3. To determine the number of Directors at five			
4. To elect as Director, Bill O. Wood			
5. To elect as Director, Brian C. Irwin			
6. To elect as Director, Alfred E. Turton			
7. To elect as Director, Bill D. Saxon			
8. To elect as Director, Larry Van Hatten			
9. To authorize the Directors to amend stock options			
10. To transact such other business as may properly come before the Meeting			

THIS PROXY MUST BE SIGNED AND DATED.

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. **This Proxy is solicited by the Management of the Company.**

2. This form of proxy ("Instrument of Proxy") ***must be signed*** by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and ***if executed by an attorney, officer, or other duly appointed representative***, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. ***If this Instrument of Proxy is not dated*** in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4. ***A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person***, may simply register with the scrutineers before the Meeting begins.

5. ***A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions***, may do the following:

   (a) ***appoint one of the management proxyholders*** named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

   OR

   (b) ***appoint another proxyholder,*** who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. ***The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll*** of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7. If a Registered Shareholder has submitted an Instrument of Proxy, ***the Registered Shareholder may still attend the Meeting and may vote in person.*** To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, **voting instructions** ***must be DEPOSITED*** **at the office of "PACIFIC CORPORATE TRUST COMPANY" no later than forty eight ("48") hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.**

The mailing address of Pacific Corporate Trust Company is 625 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 3B8, and its fax number is (604) 689-8144.

Telephone voting can be completed at 1-888-Tel-Vote (1-888-835-8683) and Internet voting at http://www.stocktronics.com/webvote